SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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(	)	Preliminary Proxy Statement	( ) Confidential, for Use of the Commission Only (as permitted
(X)		Definitive Proxy Statement	by Rule 14a-6(e)(2))
(	)	Definitive Additional Materials
(	)	Soliciting Material Under Rule 14a-12

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

(Name of Registrant as Specified in Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)No fee required.

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Voya Asia Pacific High Dividend Equity Income Fund
Voya Emerging Markets High Dividend Equity Fund
Voya Global Advantage and Premium Opportunity Fund
Voya Global Equity Dividend and Premium Opportunity Fund
Voya Infrastructure, Industrials and Materials Fund
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
1-800-992-0180

May 26, 2023

Dear Shareholder:
On behalf of the Boards of Trustees (the “Board”), we are pleased to invite you to the annual meeting of shareholders (the “Annual Meeting”) of Voya Asia Pacific High Dividend Equity Income Fund, Voya Emerging Markets High Dividend Equity Fund, Voya Global Advantage and Premium Opportunity Fund, Voya Global Equity Dividend and Premium Opportunity Fund, and Voya Infrastructure, Industrials and Materials Fund (each a “Fund,” and collectively, the “Funds”). The Annual Meeting is scheduled for 1:00 p.m. MST on July 13, 2023. In order to facilitate maximum participation by shareholders and for ease of accessibility, the Annual Meeting will be held in a virtual meeting format only. You will be able to attend and participate in the Annual Meeting online by visiting www.meetnow.global/MJGJWQ9 where you will be able to listen to the Annual Meeting live, submit questions and vote. You will need your unique control number, which appears on the proxy ballot sent to you. The control number can be found in the shaded box. Please see the “How do I attend the virtual Annual Meeting?” section of the proxy statement for more details regarding the logistics of the virtual format of the Annual Meeting. You will not be able to attend the meeting physically.
At the Annual Meeting, shareholders of each Fund will be asked to elect two nominees to the Board of such Fund (the “Proposal”). Formal notice of the Annual Meeting appears on the next page, followed by the proxy statement (the “Proxy Statement”). The Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. After careful consideration, the Board recommends that you vote “FOR” the Proposal.
Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than July 12, 2023.
We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Andy Simonoff
President

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Notice of Annual Meeting of Shareholders
of
Voya Asia Pacific High Dividend Equity Income Fund
Voya Emerging Markets High Dividend Equity Fund
Voya Global Advantage and Premium Opportunity Fund
Voya Global Equity Dividend and Premium Opportunity Fund
Voya Infrastructure, Industrials and Materials Fund
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
1-800-992-0180
Scheduled for July 13, 2023

To the Shareholders:
NOTICE IS HEREBY GIVEN that an annual meeting of the shareholders (the “Annual Meeting”) of Voya Asia Pacific High Dividend Equity Income Fund, Voya Emerging Markets High Dividend Equity Fund, Voya Global Advantage and Premium Opportunity Fund, Voya Global Equity Dividend and Premium Opportunity Fund, and Voya Infrastructure, Industrials and Materials Fund (each a “Fund,” and collectively, the “Funds”) is scheduled for 1:00 p.m. MST on July 13, 2023. In order to facilitate maximum participation by shareholders and for ease of accessibility, the Annual Meeting will be held in a virtual meeting format only. You can attend and participate in the Annual Meeting online by visiting www.meetnow.global/MJGJWQ9 where you will be able to listen to the Annual Meeting live, submit questions and vote. You will need your unique control number, which appears on the proxy ballot sent to you. The control number can be found in the shaded box. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund's tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Please see the “How do I attend the virtual Annual Meeting?” section of the enclosed proxy statement (the “Proxy Statement”) for more details regarding the logistics of the Annual Meeting, including the ability to submit questions, and technical details and support related to accessing the virtual platform for the Annual Meeting. You will not be able to attend the meeting physically.
At the Annual Meeting, shareholders will be asked:
1.
To elect two nominees to the Board of Trustees of each Fund (the “Proposal”);
2.
To transact such other business, not currently contemplated, that may properly come before the Annual Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the Proposal to be placed before the Annual Meeting.
This Proxy Statement and form of proxy ballot (“Proxy Ballot”) were first sent or given to shareholders on or about May 26, 2023. The Boards of Trustees recommend that you vote “FOR” the Proposal.
Shareholders of record as of the close of business on April 18, 2023, are entitled to notice of, and to vote at, the Annual Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Annual Meeting, please complete, sign, and return promptly, but in no event later than July 12, 2023, the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Funds or by voting at the Annual Meeting.
By Order of the Boards of Trustees

Joanne F. Osberg
Secretary
May 26, 2023

PROXY STATEMENT

May 26, 2023
Voya Asia Pacific High Dividend Equity Income Fund
Voya Emerging Markets High Dividend Equity Fund
Voya Global Advantage and Premium Opportunity Fund
Voya Global Equity Dividend and Premium Opportunity Fund
Voya Infrastructure, Industrials and Materials Fund
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
1-800-992-0180

Annual Meeting of Shareholders
Scheduled for July 13, 2023

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on July 13, 2023
This Proxy Statement and Notice of Annual Meeting of Shareholders are
available at: www.proxyvote.com/voya

Introduction
Voya Asia Pacific High Dividend Equity Income Fund (“IAE”)
Voya Emerging Markets High Dividend Equity Fund (“IHD”)
Voya Global Advantage and Premium Opportunity Fund (“IGA”)
Voya Global Equity Dividend and Premium Opportunity Fund (“IGD”)
Voya Infrastructure, Industrials and Materials Fund (“IDE”)
(each a “Fund,” and collectively, the “Funds”)
Why did you send me this booklet?
This booklet includes a proxy statement (“Proxy Statement”) and a proxy ballot (the “Proxy Ballot”) for each Fund in which you have an interest. It provides you with information you should review before providing voting instructions on the matters listed in the Notice of Annual Meeting of Shareholders. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.
What proposal will be considered at the Annual Meeting?
At the annual meeting of shareholders (the “Annual Meeting”), shareholders of each Fund are being asked to approve the election of two nominees to the Board of Trustees of each Fund (the “Proposal”).
Who is eligible to vote?
Shareholders of record holding an investment in shares of a Fund as of the close of business on April 18, 2023 (the “Record Date”) are eligible to vote at the Annual Meeting or any adjournments or postponements thereof. As a beneficial owner, you are also invited to attend the Annual Meeting online. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting as described below under the “How do I attend the virtual Annual Meeting?” section.
How do I vote?
You may vote in one of four ways:
•
By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.
•
By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.
•
By Mail. Mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot.

•
At the Annual Meeting Over the Internet. The Annual Meeting will be held entirely online in order to facilitate maximum participation by shareholders and for ease of accessibility. Shareholders of record as of April 18, 2023, will be able to attend and participate in the Annual Meeting online by accessing www.meetnow.global/MJGJWQ9 and following the log in instructions below. Even if you plan to attend the Annual Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the Annual Meeting online. Please see the “How do I attend the virtual Annual Meeting?” section below for more details regarding the logistics of the virtual format of the Annual Meeting.
To be certain your vote will be counted, a properly executed Proxy Ballot must be received no later than 5:00 p.m. MST on July 12, 2023.
How do I attend the virtual Annual Meeting?
There is no physical location for the Annual Meeting. In order to attend the virtual Annual Meeting, please visit www.meetnow.global/MJGJWQ9 and follow the instructions as outlined on the website.
The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Shareholders should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the Annual Meeting. Shareholders should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Annual Meeting.
Access to the Audio Webcast of the Annual Meeting. The live audio webcast of the meeting will begin promptly at 1:00 p.m. MST on July 13, 2023. Online access to the audio webcast will open approximately thirty minutes prior to the start of the meeting to allow time for you to log in and test the computer audio system. We encourage shareholders to access the meeting prior to the start time.
Log in Instructions. To attend the Annual Meeting, log in at www.meetnow.global/MJGJWQ9. Shareholders will need their unique control number, which appears on the proxy ballot sent to them. The control number can be found in the shaded box.
Beneficial Owners. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services (“Computershare”), the Fund's tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, three business days prior to the meeting date. You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the Annual Meeting.
Submitting Questions at the Virtual Annual Meeting. As part of the Annual Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted during the meeting that are pertinent to the Funds and the meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.
Technical Assistance. Beginning 30 minutes prior to the start of and during the meeting, we will have our support team ready to assist shareholders with any technical difficulties they may have accessing or hearing the meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, visit the support link provided on the meeting website.
When will the Annual Meeting be held?
The Annual Meeting is scheduled to be held virtually online on July 13, 2023, at 1:00 p.m. MST.
How can I obtain more information about each Fund?
Should you have any questions about a Fund, please do not hesitate to contact Shareholder Services toll free at 1-800-992-0180. A copy of the current annual report and most recent semi-annual report is available, without charge, on the Internet at https://individuals.voya.com/product/closed-end-fund/prospectuses-reports or by contacting the Fund at:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
1-800-992-0180
Who are the service providers to each Fund?
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”) serves as the investment adviser to each Fund. Voya Investment Management Co. LLC (“Voya IM”) serves as the sub-adviser to, and provides the day-to-day management of, each Fund. Voya Investments Distributor, LLC (the “Distributor”) serves as the distributor for IGA and IGD.
Additional information about these service providers may be found below.
Voya Investments, LLC
Voya Investments, an Arizona limited liability company, is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser. Voya Investments serves as the investment adviser to, and has overall responsibility for the management of each Fund. Voya Investments oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Fund, including, but not limited to, the following: custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.
Voya Investments began business as an investment adviser in 1994 and currently serves as investment adviser to certain registered investment companies, consisting of open-and closed-end registered investment companies and collateralized loan obligations. Voya Investments is an indirect subsidiary of Voya Financial, Inc., whose principal office is located at 230 Park Avenue, New York, New York 10169. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2022, Voya Investments managed approximately $73.2 billion in assets.
Voya Investment Management Co. LLC
Voya IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Investment Adviser. Voya IM provides the day-to-day management of the Fund. Voya IM has acted as investment adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York, 10169. As of December 31, 2022, Voya IM managed approximately $321 billion in assets.
Voya Investments Distributor, LLC
The Distributor is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Distributor is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Investment Adviser.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 1-800-289-9999.

Proposal One – Election of the 2023 Nominees
What is Proposal One?
As a shareholder of one or more of the Funds, you are being asked to consider the election of two individuals to the Board of Trustees of your Funds: Martin J. Gavin and Joseph E. Obermeyer (the “2023 Nominees”). Each would be elected for a three-year term and until their successor is duly elected and qualified, or if sooner, until their death, resignation, removal, bankruptcy, retirement pursuant to the Board’s retirement policy, adjudication of incompetence, or other incapacity to perform the duties of the office.
Each Fund’s charter document provides that the Board of Trustees for each Fund (collectively, the “Board”) is divided into three classes. At each annual meeting the term of office for one of the three classes expires and shareholders are asked to elect nominees for that class. At this Annual Meeting, the term of office for the Trustees in the classes shown below will expire and shareholders are being asked to consider the election of the 2023 Nominees for those classes. Mr. Gavin has been nominated for re-election to the same Class of Trustees to which he was most recently elected. Mr. Obermeyer is being nominated for re-election as a Class I Trustee for IAE (for which he currently serves as a Class II Trustee); as a Class II Trustee for IDE (for which he currently serves as a Class III Trustee); and as a Class III Trustee for IGA, IGH, and IHD (for which he currently serves as a Class I Trustee). In the absence of this reclassification, Mr. Obermeyer’s current terms as a Trustee would continue until a later Annual Meeting.
Fund	Class I	Class II	Class III
IAE	X
IDE		X
IGA			X
IGD			X
IHD			X
Mr. Gavin and Mr. Obermeyer are not “interested persons” of each Fund, as defined in the Investment Company Act of 1940, as amended ( the “1940 Act”). Such persons are commonly referred to as “Independent Trustees.” Each 2023 Nominee is currently a Trustee of each Fund and has consented to serve as a Trustee and to being named in this Proxy Statement.
Please read the section entitled “Further Information about the Trustees and Officers” before voting on the Proposal.
Who are the 2023 Nominees and what are their qualifications?
Set forth below is pertinent information about the 2023 Nominees.

Martin J. Gavin has been a Trustee of each Fund since August 1, 2015. He also has served as the Chairperson of each Fund’s Audit Committee since January 1, 2018. Mr. Gavin previously served as a Trustee of each Fund from May 21, 2013 until September 12, 2013, and as a board member of other investment companies in the Voya family of funds from 2009 until 2010 and from 2011 until September 12, 2013. Mr. Gavin was the President and Chief Executive Officer of the Connecticut Children’s Medical Center from 2006 to 2015. Prior to his position at Connecticut Children’s Medical Center, Mr. Gavin worked in the insurance and investment industries for more than 27 years. Mr. Gavin served in several senior executive positions with The Phoenix Companies during a 16 year period, including as President of Phoenix Trust Operations, Executive Vice President and Chief Financial Officer of Phoenix Duff & Phelps, a publicly-traded investment management company, and Senior Vice President of Investment Operations at Phoenix Home Life. Mr. Gavin holds a B.A. from the University of Connecticut.
Joseph E. Obermeyer has been a Trustee of each Fund since May 21, 2013, and a board member of other investment companies in the Voya family of funds since 2003. He also has served as the Chairperson of each Fund’s Nominating and Governance Committee since January 1, 2018 and, prior to that, as the
Chairperson of each Fund’s former Joint IRC from 2014 through 2017. Mr. Obermeyer is the founder and President of Obermeyer & Associates, Inc., a provider of financial and economic consulting services since 1999. Prior to founding Obermeyer & Associates, Mr. Obermeyer had more than 15 years of experience in accounting, including serving as a Senior Manager at Arthur Andersen LLP from 1995 until 1999. Previously, Mr. Obermeyer served as a Senior Manager at Coopers & Lybrand LLP from 1993 until 1995, as a Manager at Price Waterhouse from 1988 until 1993, Second Vice President from 1985 until 1988 at Smith Barney, and as a consultant with Arthur Andersen & Co. from 1984 until 1985. Mr. Obermeyer holds a B.A. in Business Administration from the University of Cincinnati, an M.B.A. from Indiana University, and post graduate certificates from the University of Tilburg and INSEAD.
For additional information on the 2023 Nominees, please see Appendix A.
No 2023 Nominee is a party adverse to a Fund or any of its affiliates in any material pending legal proceeding, nor does any 2023 Nominee have an interest materially adverse to a Fund.
If any or all of the 2023 Nominees become unavailable to serve as Trustee for a Fund due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of Trustees as provided for in each Fund’s charter documents.

Who are the Trustees?
All of the 2023 Nominees are currently Trustees of the Board. In addition, there are five other Trustees who currently serve on the Board.
Colleen D. Baldwin and Christopher P. Sullivan (the “2024 Trustees”) serve as Class II Trustees for IAE; Class III Trustees for IDE; and Class I Trustees for IHD, IGA, and IGD. The 2024 Trustees will serve until the 2024 annual meeting of the Funds and until a successor is duly elected and qualified, or if sooner, until their death, resignation, removal, bankruptcy, retirement pursuant to the Board’s retirement policy, adjudication of incompetence or other incapacity to perform the duties of the office, at which time, they or their successors, will be considered for another three-year term.
John V. Boyer, Patricia W. Chadwick, and Sheryl K. Pressler (the “2025 Trustees”) serve as Class III Trustees for IAE; Class I Trustees for IDE; and Class II Trustees for IHD, IGA, and IGD. The 2025 Trustees will serve until the 2025 annual meeting of the Funds and until a successor is duly elected and qualified, or if sooner, until their death, resignation, removal, bankruptcy, retirement pursuant to the Board’s retirement policy, adjudication of incompetence or other incapacity to perform the duties of the office, at which time, they or their successors, will be considered for another three-year term.
For additional information on the 2024 and 2025 Trustees, please see Appendix B.
How long will the Trustees serve on the Board?
If elected, each 2023 Nominee would serve as a Trustee for a three-year term and until a successor is duly elected and qualified, or if sooner, until their death, resignation, removal, bankruptcy, retirement pursuant to the Board’s retirement policy, adjudication of incompetence or other incapacity to perform the duties of the office. The tenure of each Independent Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of each Fund under applicable law, whether for the purposes of appointing a successor to the retiring Independent Trustee or otherwise complying with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees). Such policy is subject to change based on a vote of a majority of the Board’s Independent Trustees.

What is the required vote?
Shareholders of each Fund will vote collectively as a single class on the election of each 2023 Nominee. There is no cumulative voting for the election of Trustees. For each Fund, the election of each 2023 Nominee must be approved by a majority of the votes cast at the Annual Meeting at which a quorum is present. A Shareholder who wishes to withhold its vote on any specific 2023 Nominee may do so on the Proxy Ballot; otherwise a vote for the Proposal will be considered a vote for each 2023 Nominee. Shareholders do not have appraisal rights in connection with the Proposal.
What is the Board’s recommendation?
The Board has unanimously approved the nomination of each of the 2023 Nominees and is unanimously recommending that the shareholders of each Fund vote “FOR” each of the 2023 Nominees.

Further Information about the Trustees and Officers
The Board of Trustees
Each Fund is governed by the Board, which oversees each Fund’s business and affairs. The Board delegates the day-to-day management of each Fund to each Fund’s officers and to various service providers that have been contractually retained to provide such day-to-day services. The Voya entities that render services to each Fund do so pursuant to contracts that have been approved by the Board. The Trustees are experienced executives who, among other duties, oversee each Fund’s activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund’s investment performance.
The Board Leadership Structure and Related Matters
The Board is comprised of seven (7) members, all of whom are Independent Trustees.
Each Fund is one of 20 registered investment companies (with a total of approximately 139 separate series) in the Voya family of funds and all of the Trustees serve as members of each investment company’s Board of Directors or Board of Trustees, as applicable. The Board employs substantially the same leadership structure with respect to each of these investment companies.
One of the Independent Trustees, currently Colleen D. Baldwin, serves as the Chairperson of the Board of each Fund. The responsibilities of the Chairperson of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, officers of each Fund, management personnel, and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine. The designation of an individual as the Chairperson does not impose on such Independent Trustee any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.
The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written Charter approved by the Board. The Board currently conducts regular meetings eight (8) times a year. Six (6) of these regular meetings consist of sessions held over a two- or three-day period, and two (2) of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to the next regular meeting. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board believes that its committee structure is an effective means of empowering the Trustees to perform their fiduciary and other duties. For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.
For the fiscal year ended February 28, 2023, no Trustee attended fewer than 75% of the aggregate of: (1) the total number of meetings held by the Board and (2) the total number of meetings held by all Committees of which they are a member. No Fund has a formal policy regarding attendance by Trustees at annual meetings of shareholders.
Board Committees
Audit Committee. The Board has established an Audit Committee whose functions include, among other things: (i) meeting with the independent registered public accounting firm of each Fund to review the scope of each Fund’s audit, each Fund’s financial statements and accounting controls; (ii) meeting with management concerning these matters, internal audit activities, reports under each Fund’s whistleblower procedures, the services rendered by various service providers, and other matters; and (iii) overseeing the implementation of the Voya funds’ valuation procedures and the fair value determinations made with respect to securities held by the Voya funds for which market value quotations are not readily available. The Audit Committee currently consists of three (3) Independent Trustees. The following Trustees currently serve as members of the Audit Committee: Ms. Baldwin and Messrs. Gavin and Obermeyer. Mr. Gavin currently serves as the Chairperson of the Audit Committee. All Committee members have been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act of 2002. The Audit Committee typically meets five (5) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The charter for the
Audit Committee is attached hereto as Appendix I. The Audit Committee held five (5) meetings during the fiscal year ended February 28, 2023.
Compliance Committee. The Board has established a Compliance Committee for the purpose of, among other things: (i) providing oversight with respect to compliance by the funds in the Voya family of funds and their service providers with applicable laws, regulations, and internal policies and procedures affecting the operations of the funds; (ii) receiving reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws; (iii) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the funds; (iv) facilitating information flow among Board members and the CCO between Board meetings; (v) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (vi) making recommendations regarding the role, performance, compensation, and oversight of the CCO; (vii) overseeing the cybersecurity practices of the funds and their key service providers; (viii) overseeing management’s administration of proxy voting; (ix) overseeing the effectiveness of brokerage usage by each Fund’s advisers or sub-advisers, as applicable, and compliance with regulations regarding the allocation of brokerage for services; and (x) overseeing the implementation of the funds’ liquidity risk management program.
The Compliance Committee currently consists of four (4) Independent Trustees: Mses. Chadwick and Pressler and Messrs. Boyer and Sullivan. Mr. Boyer currently serves as the Chairperson of the Compliance Committee. The Compliance Committee typically meets four (4) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Compliance Committee held seven (7) meetings during the fiscal year ended February 28, 2023.
The Audit Committee and Compliance Committee sometimes meet jointly to consider matters that are reviewed by both Committees. The Committees held two (2) such additional joint meetings during the fiscal year ended February 28, 2023.
Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements, distribution agreements, and Rule 12b-1 Plans and, at the discretion of the Board, other service agreements or plans involving the Voya funds (including each Fund). The responsibilities of the Contracts Committee include, among other things: (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (iii) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of certain actions to be taken; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject, or modify agreements or plans.
The Contracts Committee currently consists of all seven (7) of the Independent Trustees of the Board. Ms. Pressler currently serves as the Chairperson of the Contracts Committee. The Contracts Committee typically meets five (5) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Contracts Committee held five (5) meetings during the fiscal year ended February 28, 2023.

Investment Review Committees. The Board has established, for all of the funds under its direction, the following two Investment Review Committees (each an “IRC” and together the “IRCs”): (i) Investment Review Committee E (“IRC E”) and (ii) Investment Review Committee F (“IRC F”). The funds are allocated between IRCs periodically by the Board as the Board deems appropriate to balance the workloads of the IRCs and to have similar types of funds or funds with the same investment sub-adviser or the same portfolio management team assigned to the same IRC. Each IRC performs the following functions, among other things: (i) monitoring the investment performance of the funds in the Voya family of funds that are assigned to that Committee; (ii) making recommendations to the Board with respect to investment management activities performed by the advisers and/or sub-advisers on behalf of such Voya funds, and reviewing and making recommendations regarding proposals by management to retain new or additional sub-advisers for these Voya funds; and (iii) making recommendations to the Board regarding the role, performance, compensation, and oversight of the Chief Investment Risk Officer. Currently, each Fund is monitored by the IRC F (the IRC E does not monitor any Fund). Each IRC is described below.
The IRC E currently consists of three (3) Independent Trustees. The following Trustees serve as members of the IRC E: Ms. Chadwick and Messrs. Boyer and Obermeyer. Ms. Chadwick currently serves as the Chairperson of the IRC
E. The IRC E typically meets five (5) times per year and on an as-needed basis. The IRC E held five (5) meetings during the fiscal year ended February 28, 2023.
The IRC F currently consists of four (4) Independent Trustees. The following Trustees serve as members of the IRC F: Mses. Baldwin and Pressler and Messrs. Gavin and Sullivan. Mr. Sullivan currently serves as the Chairperson of the IRC
F. The IRC F typically meets five (5) times per year and on an as-needed basis. The IRC F held five (5) meetings during the fiscal year ended February 28, 2023.
The IRC E and IRC F sometimes meet jointly to consider matters that are reviewed by both Committees. The Committees held one (1) such additional joint meeting during the fiscal year ended February 28, 2023.
Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (ii) reviewing workload and capabilities of Independent Trustees and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustees; (vii) overseeing the Board’s annual self-evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the Board and its committees; (ix) overseeing actions to facilitate attendance by Independent Trustees at relevant educational seminars and similar programs; and (x) overseeing insurance arrangements for the Funds.
In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Committee shall, among other things, consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness. The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies as potential candidates. A shareholder nominee for Trustee should be submitted in writing to the attention of the chairperson of the Fund’s Nominating and Governance Committee at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. Any such shareholder nomination should include the biographical information specified in the charter of the Nominating and Governance Committee and such additional information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties. The charter for the Nominating and Governance Committee is attached hereto as Appendix J.
The Nominating and Governance Committee currently consists of all seven (7) of the Independent Trustees of the Board. Mr. Obermeyer currently serves as the Chairperson of the Nominating and Governance Committee. The Nominating
and Governance Committee meets on an as needed basis. The Nominating and Governance Committee held four (4) meetings during the fiscal year ended February 28, 2023.
The Board’s Risk Oversight Role
The day-to-day management of various risks relating to the administration and operation of each Fund is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for each Fund. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact each Fund or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront each Fund. In general, these risks include, among others: (i) investment risks; (ii) credit risks; (iii) liquidity risks; (iv) valuation risks; (v) operational risks; (vi) reputational risks; (vii) regulatory risks; (viii) risks related to potential legislative changes; (ix) the risk of conflicts of interest affecting Voya affiliates in managing each Fund; and (x) cybersecurity risks. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting each Fund. In addition, many service providers to each Fund have adopted their own policies, procedures, and controls designed to address particular risks to each Fund. The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to, and developments relating to, the effectiveness of these policies and procedures.
The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from Officers of each Fund, including the CCOs for each Fund and the Investment Adviser and each Fund’s Chief Investment Risk Officer (“CIRO”), and from other service providers. For example, management personnel and the other persons make regular reports and presentations to: (i) the Compliance Committee regarding compliance with regulatory requirements and oversight of cybersecurity practices by each Fund and key service providers; (ii) the IRCs regarding investment activities and strategies that may pose particular risks; (iii) the Audit Committee with respect to financial reporting controls and internal audit activities; (iv) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (v) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to each Fund. The CIRO oversees an Investment Risk Department (“IRD”) that provides an additional source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers. Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by each Fund’s portfolio managers. Although the IRD works closely with management of each Fund in performing its duties, the CIRO is directly accountable to, and maintains an ongoing dialogue with, the Independent Trustees.
Trustee Compensation
Each Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee meetings attended. Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The Board may from time to time designate other meetings as subject to compensation.
Effective January 1, 2023, each Fund pays each Trustee who is not an interested person of the Fund his or her pro rata share, as described below, of: (i) an annual retainer of $270,000; (ii) Ms. Baldwin, as the Chairperson of the Board,

receives an additional annual retainer of $100,000; (iii) Mses. Chadwick and Pressler and Messrs. Boyer, Gavin, Obermeyer, and Sullivan, as the Chairpersons of Committees of the Board, each receives an additional annual retainer of $30,000, $65,000, $30,000, $30,000, $30,000 and $30,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to compensation in such amounts as the Board may reasonably determine on a case-by-case basis.
Prior to January 1, 2023, each Fund paid each Trustee who is not an interested person of the Fund his or her pro rata share, as described below, of: (i) an annual retainer of $250,000; (ii) Ms. Baldwin, as the Chairperson of the Board, received an additional annual retainer of $100,000; (iii) Mses. Chadwick and Pressler and Messrs. Boyer, Gavin, Obermeyer, and Sullivan, as the Chairpersons of Committees of the Board, each received an additional annual retainer of $30,000, $65,000, $30,000, $30,000, $30,000 and $30,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time have designated other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings and $2,500 for special telephonic meetings.
The pro rata share paid by each Fund is based on each Fund’s average net assets as a percentage of the average net assets of all the funds managed by the Investment Adviser or its affiliate for which the Trustees serve in common as Trustees.
Appendix C details the compensation paid to the Trustees by each Fund and by all the Voya funds in the family of funds.

Trustee Ownership of Securities
In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own, beneficially, shares of one or more funds in the Voya family of funds at all times (the “Ownership Policy”). For this purpose, beneficial ownership of shares of a Voya fund includes, in addition to direct ownership of Voya fund shares, ownership of a variable contract whose proceeds are invested in a Voya fund within the Voya family of funds, as well as deferred compensation payments under the Board’s deferred compensation arrangements pursuant to which the future value of such payments is based on the notional value of designated funds within the Voya family of funds.
The Ownership Policy requires the initial value of investments in the Voya family of funds that are directly or indirectly owned by the Trustees to equal or exceed the annual retainer fee for Board services (excluding any annual retainers for service as chairpersons of the Board or its committees or as members of committees), as such retainer shall be adjusted from time to time.
The Ownership Policy provides that existing Trustees shall have a reasonable amount of time from the date of any recent or future increase in the minimum ownership requirements in order to satisfy the minimum share ownership requirements. In addition, the Ownership Policy provides that a new Trustee shall satisfy the minimum share ownership requirements within a reasonable amount of time of becoming a Trustee. For purposes of the Ownership Policy, a reasonable period of time will be deemed to be, as applicable, no more than three years after a Trustee has assumed that position with the Voya family of funds or no more than one year after an increase in the minimum share ownership requirement due to changes in annual Board retainer fees. A decline in value of any fund investments will not cause a Trustee to have to make any additional investments under the Ownership Policy.
Investment in mutual funds of the Voya family of funds by the Trustees pursuant to the Ownership Policy is subject to: (i) policies, applied by the mutual funds of the Voya family of funds to other similar investors, that are designed to prevent inappropriate market timing trading practices; and (ii) any provisions of the Code of Ethics for the Voya family of funds that otherwise apply to the Trustees.
Appendix D provides the dollar value of all of the shares of each Fund and all of the funds in the Voya family of funds held directly or indirectly by each Trustee as of a recent date.
As of the Record Date, none of the Independent Trustees or their immediate family members owned any interest in a Fund’s investment adviser, a Fund’s principal underwriter, or person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with a Fund’s investment adviser or a Fund’s principal underwriter.

Officers of each Fund
Each Fund’s officers are elected by the Board and hold office until their successors are chosen and qualified, or until they sooner resign, are removed, or are otherwise disqualified to serve. The officers of each Fund, together with each person’s position with each Fund and principal occupation for the last five years, are listed in Appendix E.
Officer Compensation
The officers, who are also officers or employees of Voya Investments, LLC or its affiliates, are compensated by Voya Investments, LLC or its affiliates. The officers are not paid by any Fund.

General Information about the Proxy Statement
Who is asking for my vote?
The Board is soliciting your vote for the Annual Meeting of shareholders.
How is my proxy being solicited?
Solicitation of proxies is being made primarily by the mailing of the Notice of Annual Meeting of Shareholders, the Proxy Statement, and the Proxy Ballot on or about May 26, 2023. In addition to the solicitation of proxies by mail, employees of the investment adviser, and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.
If a shareholder wishes to participate in the Annual Meeting, the shareholder may mail the Proxy Ballot originally sent with the Proxy Statement, attend virtually, vote telephonically, or vote online. Please refer to the voting site on your Proxy Ballot and follow the online instructions. Should shareholders require additional information regarding the proxy or require replacement of the Proxy Ballot, they may contact Shareholder Services toll-free at 1-800-992-0180.
What happens to my proxy once I submit it?
The Board has named Joanne F. Osberg, Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.
Can I revoke my proxy after I submit it?
A shareholder may revoke its proxy at any time prior to its use by filing with the applicable Fund a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Annual Meeting virtually may vote at the Annual Meeting, thereby canceling any proxy previously given.
How will my shares be voted?
If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submit your Proxy Ballot but do not vote on the proposals, your proxies will vote on the proposals as recommended by the Board. If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that may be properly presented at the Annual Meeting other than the proposal discussed in this Proxy Statement.

How will the meeting be conducted?
Quorum and Tabulation
Each shareholder of each Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. A majority of shares entitled to vote shall constitute a quorum, except when a larger quorum is required by applicable law or a Fund’s charter document.
Adjournments
If a quorum is not present at the Annual Meeting, if there are insufficient votes to approve the Proposal, or for any other reason deemed appropriate by your proxies, your proxies may propose one or more adjournments of the Annual Meeting to permit additional time for the solicitation of proxies. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.
Broker Non-Votes and Abstentions
If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Annual Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on a proposal. Abstentions and broker non-votes will not affect the outcome of the election of Trustees, except that with respect to IGA and IGD they will have the effect of a vote against the election of Trustees.
How many shares are outstanding?
Appendix F sets forth the number of shares of each Fund issued and outstanding as of the Record Date. Shares have no preemptive or subscription rights.
Appendix G lists the persons that, as of December 31, 2022, owned beneficially or of record 5% or more of the outstanding shares of each Fund. To the best of each Fund’s knowledge, as of April 18, 2023, no Trustee or officer owned 1% or more of the outstanding shares of each Fund. As of April 18, 2023, none of the Independent Trustees nor their immediate family members owned any shares of the Investment Adviser or principal underwriter or of any entity controlling, controlled by, or under common control with the Investment Adviser or principal underwriter (not including registered investment companies).
Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act, as applied to each Fund, require each Fund’s officers, Trustees, Investment Adviser, affiliates of the Investment Adviser, and persons who beneficially own more than 10% of a registered class of a Fund’s outstanding securities (“Reporting Persons”) to file reports of ownership of Fund shares and changes in such ownership with the SEC and the New York Stock Exchange.
Based solely on its review of the copies of such forms filed with the SEC and written representations from certain Reporting Persons, each Fund believes that during the fiscal year ended February 28, 2023, its Reporting Persons complied with all applicable filing requirements.
Shareholder Communications with the Board
Shareholders may send communications to the Board, a Committee thereof, or an individual Trustee. Such communications should be sent to each Fund’s Secretary at the address on the front of this Proxy Statement.
What is the deadline to submit a proposal for the 2024 Annual Meeting?
In order for a shareholder proposal to be considered for inclusion in a Fund's proxy statement for the next annual meeting, it must be submitted in writing and received at such Fund’s principal executive offices no later than January 29, 2024. The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation at the meeting. With respect to each of IDE and IHD, for a shareholder proposal to be properly brought before the next annual meeting, the shareholder must have given timely notice thereof in writing to the Secretary of the IDE and/or IHD between April 12, 2024 and May 14, 2024.
In addition, pursuant to relevant SEC proxy rules, the proxies designated on the Proxy Ballot may use discretionary voting authority to vote on matters coming before the annual meeting of shareholders if the Fund did not have notice of the matter at least 45 days before the date corresponding to the date on which the Fund first mailed its proxy materials for the prior year’s annual meeting of shareholders or the date specified by an overriding advance notice provision in the company’s bylaws. For each Fund’s 2024 Annual Meeting of shareholders, such date is April 11, 2024.
Who are each Fund’s independent public accountants?
The Board has selected Ernst & Young (“E&Y”) as the independent registered public accounting firm to each Fund for the current fiscal year.
As part of its oversight of each Fund’s financial statements, in April 2023, the Audit Committee held a telephonic meeting to review and discuss with the Investment Adviser and E&Y each Fund’s audited financial statements for the fiscal year ended February 28, 2023. The Audit Committee discussed with E&Y the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301, Communications with Audit Committees. The Audit Committee has also received and reviewed the written disclosures and the letter from E&Y pursuant to PCAOB Rule 3526 and discussed E&Y’s independence with E&Y.

Based on the reviews and discussion referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in each Fund’s Annual Reports to shareholders.
Submitted by the Audit Committee of the Board
Colleen D. Baldwin
Martin J. Gavin (Chairperson)
Joseph E. Obermeyer
The fees paid to E&Y for professional audit services during each Fund’s most recent fiscal years ended February 28, 2022 and February 28, 2023, amounts billed for other services rendered by E&Y to each Fund, and the aggregate non-audit fees billed by E&Y for services rendered to each Fund, the Investment Adviser, and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to each Fund for the fiscal years ended February 28, 2022 and February 28, 2023, are described in Appendix H.
All of the services provided by the independent public accountants were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Audit Committee. Pursuant to such policies and procedures, the Audit Committee approves: (i) all audit and non-audit services to be rendered to each Fund by E&Y; and (ii) all non-audit services impacting the operations and financial reporting of each Fund provided by E&Y to the Investment Adviser or any affiliate thereof that provides ongoing services to each Fund (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by E&Y which are not otherwise approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.
The Audit Committee of the Board has considered and will periodically consider whether E&Y’s provision of non-audit services to the Investment Adviser and all entities controlling, controlled by, or under common control with the Investment Adviser that provide ongoing services to each Fund that were not required to be pre-approved is compatible with maintaining the independence of E&Y.
Representatives of E&Y are not expected to be at the Annual Meeting but have been given the opportunity to make a statement if they wish.
Why did my household only receive one copy of this Proxy Statement?
Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record, unless your Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at 1-800-992-0180. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform your Fund in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or via telephone at 1-800-992-0180.
Who pays for this proxy solicitation?
Each Fund will pay the expenses incurred in connection with the Notice of Annual Meeting of Shareholders, Proxy Statement, and the Annual Meeting, including printing, mailing, vote tabulation, legal, and out of pocket expenses.
In order that the presence of a quorum at the Annual Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested. Even if you expect to virtually attend the Annual meeting, you are requested to complete, sign and return the enclosed Proxy Ballot. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot.
May 26, 2023
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034

Appendix A: 2023 Nominees
The following table sets forth information concerning the 2023 Nominees. The mailing address for each 2023 Nominee is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.
Name and Year of Birth	Position(s) Held with each Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Independent Nominee
Martin J. Gavin (1950)	Trustee	All Funds: 08/2015 – Present	Retired.	139	None.
Joseph E. Obermeyer (1957)	Trustee	All Funds: 05/2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	139	None.
1.
The Board of each Fund is divided into three classes, with the term of one class expiring at each annual meeting of each Fund. Trustees serve until their successors are duly elected and qualified. The tenure of each Independent Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of a Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund. Such policy is subject to change based on a vote of a majority of the Board’s Independent Trustees.
2.
For the purposes of this table, “Fund Complex” includes the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of March 31, 2023.

Appendix B: 2024 and 2025 Trustees
The following table sets forth information concerning the 2024 and 2025 Trustees of each Fund. The mailing address for each 2024 Trustee and 2025 Trustee is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.
Name and Year of Birth	Position(s) Held with each Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Independent Trustees
Colleen D. Baldwin (1960)	Chairperson Trustee	01/2020-Present IAE: 10/2007-Present IDE: 01/2008-Present IGA: 10/2007-Present IGD: 10/2007-Present IHD: 08/2010-Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	139	RSR Partners, Inc. (2016 – Present).
John V. Boyer (1953)	Trustee	IAE: 01/2007-Present IDE: 01/2008-Present IGA: 07/2005-Present IGD: 02/2005-Present IHD: 08/2010-Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019)	139	None.

Name and Year of Birth	Position(s) Held with each Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Patricia W. Chadwick (1948)	Trustee	IAE: 01/2007-Present IDE: 01/2008-Present IGA: 01/2006-Present IGD: 01/2006-Present IHD: 08/2010-Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	139	The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Sheryl K. Pressler (1950)	Trustee	IAE: 01/2007-Present IDE: 01/2008-Present IGA: 01/2006-Present IGD: 01/2006-Present IHD: 08/2010-Present	Consultant (May 2001 – Present)	139	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan (1954)	Trustee	10/2015-Present	Retired.	139	None.
1.
The Board of each Fund is divided into three classes, with the term of one class expiring at each annual meeting of each Fund. Trustees serve until their successors are duly elected and qualified. The tenure of each Independent Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of a Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund.
2.
For the purposes of this table, “Fund Complex” includes the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of March 31, 2023.

Appendix C: Trustee Compensation Table
The following tables have been provided to each Fund by the Investment Adviser and its affiliates and sets forth information regarding the compensation paid to the Independent Trustees for the fiscal year ended February 28, 2023 for service on the Board.
	Aggregate Compensation from the Funds (fiscal year ended February 28, 2023)					Total Compensation from the Fund Complex Paid to Trustees[1]
Name of Trustee	IAE	IDE	IGA	IGD	IHD
Colleen D. Baldwin	$411.41	840.22	747.46	2,231.90	556.04	$430,000.00
John V. Boyer[2]	$344.31	703.33	625.94	1,869.00	465.34	$360,000.00
Patricia W. Chadwick[3]	$344.31	703.33	625.94	1,869.00	465.34	$360,000.00
Martin J. Gavin	$344.31	703.33	625.94	1,869.00	465.34	$360,000.00
Joseph E. Obermeyer	$344.31	703.33	625.94	1,869.00	465.34	$360,000.00
Sheryl K. Pressler[4]	$377.86	771.77	686.70	2,050.45	510.69	$395,000.00
Christopher P. Sullivan	$344.31	703.33	625.94	1,869.00	465.34	$360,000.00
1.
During the fiscal year ended February 28, 2023, Ms. Pressler and Mr. Obermeyer deferred $60,000 and $36,000, respectively, of their compensation from the Voya family of funds.
2.
Mr. Boyer may elect to receive a future compensation payment of $400,000 upon retirement in a lump sum or in three substantially equal payments. This $400,000 is the total payment allocated pro rata to all Voya funds and is accrued in the same year that the Trustee retires.
3.
Ms. Chadwick may elect to receive a future compensation payment of $113,333 upon retirement in a lump sum or in three substantially equal payments. This $113,333 is the total payment allocated pro rata to all Voya funds and is accrued in the same year that the Trustee retires.
4.
Ms. Pressler may elect to receive a future compensation payment of $113,333 upon retirement in a lump sum or in three substantially equal payments. This $113,333 is the total payment allocated pro rata to all Voya funds and is accrued in the same year that the Trustee retires.

Appendix D: Shares Owned by Trustees
The following table sets forth information regarding the dollar range of equity securities of each Fund and other funds in the Voya family of funds beneficially owned by each Trustee as of February 28, 2023.
Name of Trustee	IAE	IDE	IGA	IGD	IHD	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Colleen D. Baldwin	$0	$0	$0	$0	$0	Over $100,000[1]
John V. Boyer	$0	$0	$0	$0	$0	Over $100,000[1]
Patricia W. Chadwick	$0	$0	$0	$0	$0	Over $100,000
Martin J. Gavin	$0	$0	$0	$0	$0	Over $100,000[1]
Joseph E. Obermeyer	$0	$0	$0	$0	$0	Over $100,000[1]
Sheryl K. Pressler	$0	$0	$0	$0	$0	Over $100,000[1]
Christopher P. Sullivan	$0	$0	$0	$0	$0	Over $100,000
1.
Includes the value of shares in which a Trustee has an indirect interest through a deferred compensation plan and/or a 401(k) Plan.

Appendix E: Officers
Information for each officer of each Fund is set forth in the table below. The mailing address for each officer is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, except as noted below.
Name, Year of Birth, and Address	Position(s) Held with each Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President Chief Executive Officer	All Funds: 01/2023 – Present
Director, President, and Chief Executive Officer,
Voya Funds Services, LLC, Voya Capital, LLC, and Voya
Investments, LLC (January 2023 – Present); Managing
Director, Chief Strategy and Transformation Officer,
Voya Investment Management (January 2020 –
Present). Formerly, Managing Director, Head of
Business Management, Voya Investment Management
(March 2019 – January 2020); Managing Director,
Head of Business Management, Fixed Income, Voya
Investment Management (November 2015 – March
2019).

Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President Chief Investment Risk Officer	All Funds: 03/2020 – Present
Executive Vice President and Chief Investment Risk
Officer, Voya Investments, LLC (March 2020 –
Present); Senior Vice President, Investment Risk
Management, Voya Investment Management (March
2017 – Present). Formerly, Vice President, Voya
Investments, LLC (September 2018 – March 2020).

Name, Year of Birth, and Address	Position(s) Held with each Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	All Funds: 03/2018 – Present
Senior Vice President, Voya Investments Distributor,
LLC (April 2018 – Present); Managing Director, Voya
Investments, LLC, Voya Capital, LLC, and Voya Funds
Services, LLC (March 2018 – Present); Chief
Administrative Officer, Voya Investment Management
(September 2017 – Present).

Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	All Funds: 12/2022 – Present
Senior Vice President, Voya Investment Management
(December 2022 – Present). Formerly, Head of Funds
Compliance, Brighthouse Financial, Inc.; and Chief
Compliance Officer, Brighthouse Funds and
Brighthouse Investment Advisers, LLC (March 2017 –
December 2022).

Todd Modic (1967)	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	IAE: 01/2007 – Present IDE: 11/2007 – Present IGA: 07/2005 – Present IGD: 05/2005 – Present IHD: 07/2010 – Present
Director and Senior Vice President, Voya Capital, LLC
and Voya Funds Services, LLC (September 2022 –
Present); Director, Voya Investments, LLC (September
2022 – Present); Senior Vice President, Voya
Investments, LLC (April 2005 – Present). Formerly,
President, Voya Funds Services, LLC (March 2018 –
September 2022).

Name, Year of Birth, and Address	Position(s) Held with each Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Kimberly A. Anderson (1964)	Senior Vice President	IAE: 01/2007 – Present IDE: 11/2007 – Present IGA: 07/2005 – Present IGD: 01/2005 – Present IHD: 07/2010 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Sara M. Donaldson (1959)	Senior Vice President	All Funds: 06/2022 – Present
Senior Vice President, Voya Investments, LLC
(February 2022 – Present); Senior Vice President,
Head of Active Ownership, Voya Investment
Management (September 2021 – Present). Formerly,
Vice President, Voya Investments, LLC (October 2015
– February 2022); Vice President, Head of Proxy
Voting, Voya Investment Management (October 2015 –
August 2021).

Name, Year of Birth, and Address	Position(s) Held with each Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Andrew K. Schlueter (1976)	Senior Vice President	All Funds: 06/2022 – Present
Senior Vice President, Head of Mutual Fund
Operations, Voya Investment Management (March
2022 – Present); Vice President, Voya Investments
Distributor, LLC (April 2018 – Present); Vice President,
Voya Investments, LLC and Voya Funds Services, LLC
(March 2018 – Present). Formerly, Vice President,
Head of Mutual Fund Operations, Voya Investment
Management (February 2018 – February 2022); Vice
President, Voya Investment Management (March 2014
– February 2018).

Joanne F. Osberg (1982)	Senior Vice President Secretary	All Funds: 03/2023 – Present 09/2020 – Present
Senior Vice President and Secretary, Voya
Investments, LLC, Voya Capital, LLC, and Voya Funds
Services, LLC and Senior Vice President and Chief
Counsel, Voya Investment Management – Mutual Fund
Legal Department (March 2023 – Present). Formerly,
Secretary, Voya Capital, LLC (August 2022 – March
2023); Vice President and Secretary, Voya
Investments, LLC and Voya Funds Services, LLC and
Vice President and Senior Counsel, Voya Investment
Management – Mutual Fund Legal Department
(September 2020 – March 2023); Vice President and
Counsel, Voya Investment Management – Mutual Fund
Legal Department (January 2013 – September 2020).

Name, Year of Birth, and Address	Position(s) Held with each Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	IAE: 01/2007 – Present IDE: 11/2007 – Present IGA: 05/2006 – Present IGD: 05/2006 – Present IHD: 07/2010 – Present
Senior Vice President, Voya Investments Distributor,
LLC (April 2018 – Present); Senior Vice President,
Head of Investment Services, Voya Investments, LLC
(April 2018 – Present); Senior Vice President, Head of
Investment Services, Voya Funds Services, LLC
(March 2006 – Present). Formerly, Senior Vice
President, Head of Division Operations, Voya
Investments, LLC (October 2015 – April 2018).

Fred Bedoya (1973)	Vice President, Principal Accounting Officer and Treasurer	All Funds: 09/2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).
Robyn L. Ichilov (1967)	Vice President	IAE: 01/2007 – Present IDE: 11/2007 – Present IGA: 07/2005 – Present IGD: 01/2005 – Present IHD: 07/2010 – Present	Vice President Voya Investments, LLC (August 1997 – Present); and Vice President, Voya Funds Services, LLC (November 1995 – Present).

Name, Year of Birth, and Address	Position(s) Held with each Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Jason Kadavy (1976)	Vice President	All Funds: 09/2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2007 – Present).
Erica McKenna (1972)	Vice President	All Funds: 06/2022 – Present
Vice President, Head of Mutual Fund Compliance and
Chief Compliance Officer, Voya Investments, LLC (May
2022 – Present). Formerly, Vice President, Fund
Compliance Manager, Voya Investments, LLC (March
2021 – May 2022); Assistant Vice President, Fund
Compliance Manager, Voya Investments, LLC
(December 2016 – March 2021).

Craig Wheeler (1969)	Vice President	All Funds: 05/2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Freddee McGough (1965)	Assistant Vice President	All Funds: 11/2019 – Present	Assistant Vice President, Voya Investment Management (September 2001 – Present).
Nicholas C.D. Ward (1993)	Assistant Vice President and Assistant Secretary	All Funds: 06/2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).
Gizachew Wubishet (1976)	Assistant Vice President and Assistant Secretary	All Funds: 06/2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).

Name, Year of Birth, and Address	Position(s) Held with each Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	All Funds: 06/2018 – Present
Compliance Consultant, Voya Financial, Inc. (January
2019 – Present); Anti-Money Laundering Officer,
Voya Investments Distributor, LLC, Voya Investment
Management, and Voya Investment Management Trust
Co. (June 2018 – Present). Formerly, Senior
Compliance Officer, Voya Investment Management
(December 2009 – December 2018).

1.
The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

Appendix F: Shares Outstanding
The following table sets forth the Shares outstanding for each Fund as of the Record Date.
Fund	Number of Shares Outstanding
IAE	11,290,653.000
IDE	15,581,821.000
IGA	15,699,618.000
IGD	79,414,434.000
IHD	18,289,739.000

Appendix G: 5 Percent Beneficial Ownership
Fund	Name and Address of Shareholder	Number of Shares Owned	Percentage Owned
IAE	City of London Investment Management Company Limited 77 Gracechurch Street London, EC3V 0AS, England	1,528,063[1]	13.53%[2]
	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,189,837[3]	10.54%[2]
	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	795,437[4]	7.05%[2]
IHD	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,285,153[5]	12.49%[6]
	Allspring Global Investments Holdings, LLC Allspring Global Investments, LLC Allspring Funds Management, LLC 525 Market Street, 10th Floor San Francisco, California 94105	1,604,799[7]	8.77%[6]
	City of London Investment Management Company Limited 77 Gracechurch Street London, EC3V 0AS, England	1,418,699[8]	7.76%[6]
	1607 Capital Partners, LLC 13 South 13th Street, Suite 400 Richmond, Virginia 23219	991,092[9]	5.42%[6]
IGA	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,126,490[10]	13.54%[11]
IDE	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,367,448[12]	8.78%[13]

1.
Based on a Schedule 13G/A filed by City of London Investment Management Company Limited on February 13, 2023.
2.
Based on 11,290,653 shares outstanding, as set forth on Appendix F.
3.
Based on a Schedule 13G/A filed by First Trust Portfolios L.P., First Trust Advisors L.P., and The Charger Corporation on January 25, 2023.
4.
Based on a Schedule 13G/A filed by Raymond James & Associates, Inc. on February 9, 2023.
5.
Based on a Schedule 13G/A filed by First Trust Portfolios L.P., First Trust Advisors L.P., and The Charger Corporation on January 27, 2023.
6.
Based on 79,414,434 shares outstanding, as set forth on Appendix F.
7.
Based on a Schedule 13G/A file by Allspring Global Investments Holdings, LLC, Allspring Global Investments, LLC, and Allspring Funds Management, LLC on January 12, 2023.
8.
Based on a Schedule 13G filed by City of London Investment Management Company Limited on February 13, 2023.
9.
Based on a Schedule 13G/A filed by 1607 Capital Partners, LLC on February 14, 2023.
10.
Based on a Schedule 13G/A filed by First Trust Portfolios L.P., First Trust Advisors L.P., and The Charger Corporation on January 30, 2023.
11.
Based on 15,699,618 shares outstanding, as set forth on Appendix F.
12.
Based on a Schedule 13G/A filed by First Trust Portfolios L.P., First Trust Advisors L.P., and The Charger Corporation on January 23, 2023.
13.
Based on 15,581,821 shares outstanding, as set forth on Appendix F.

Appendix H: Fees Paid to the Independent Registered Public Accountants
The following table shows fees paid to E&Y for the fiscal years ended February 28, 2023 and February 28, 2022, for professional audit services, as well as fees billed for other services rendered by E&Y to each Fund.
Fund	Audit Fees[1]		Audit-Related Fees[2]		Tax Fees[3]		All Other Fees[4]
	2023	2022	2023	2022	2023	2022	2023	2022
IAE	$26,770	$23,900	$0	$0	$44,664	$37,439	$0	$0
IDE	$26,770	$23,900	$0	$0	$23,230	$18,541	$0	$0
IGA	$26,770	$23,900	$0	$0	$7,800	$7,800	$0	$0
IGD	$26,770	$23,900	$0	$0	$7,800	$7,800	$0	$0
IHD	$26,770	$23,900	$0	$0	$41,964	$34,139	$0	$0
1.
Audit fees consist of fees billed for professional services rendered for the audit of the year-end financial statements and services that are normally provided in connection with statutory and regulatory filings.
2.
Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ consolidated financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulations and consultations concerning financial accounting and reporting standards.
3.
Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, local and global tax compliance.
4.
All other fees would include fees for products and services other than the services reported above.

The following table presents: (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Fund by the independent registered public accounting firm for each Fund’s fiscal years ended February 28, 2022 and February 28, 2023; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates, by the independent registered public accounting firm for the same time periods.
Aggregate Non-Audit Fees
Registrant/Investment Adviser	2023	2022
IAE	$44,664	$37,439
IDE	$23,230	$18,541
IGA	$7,800	$7,800
IGD	$7,800	$7,800
IHD	$41,964	$34,139
Voya Investments, LLC[1]	$10,659,560	$12,007,569
1.
Includes fees paid by the Investment Adviser and any affiliates of the Investment Adviser that are subsidiaries of Voya Financial, Inc.

Appendix I: Charter of the Voya Funds Audit Committee
Effective Date: May 29, 2003
Last Approved: March 16, 2023
Addendum Last Approved: May 25, 2022
Exhibits Last Amended: March 16, 2023
A.
Establishment of the Committee
The Audit Committees (collectively, the “Committee”) of each of the Boards of Directors/Trustees1 (collectively, the “Board”) of the Voya funds (each a “Fund,” collectively, the “Funds”2) set out on Exhibit A hereto, as such exhibit may be amended from time to time, shall be governed in accordance with this Voya funds Audit Committee Charter (this “Charter”).
B.
Purpose
The purpose of the Committee is to (1) oversee each Fund’s accounting and financial reporting processes and its internal controls; (2) oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; (3) oversee the implementation of each Fund’s valuation policy (the “Valuation Policy”) and oversee the Adviser’s fair value determinations in accordance with the Adviser’s Fair Valuation Policy of Voya Investments, LLC (Adviser Valuation Policy”) (together, “the Valuation Policies”); and (4) act as a liaison between the Fund’s independent auditors and the full Board.
The function of the Committee is oversight. Voya Investments, LLC, the Funds’ investment adviser (the “Adviser”) is responsible for the preparation, presentation and integrity of the Funds’ financial statements. The Adviser also is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews of the Funds’ financial statements.
The Board has delegated to the Adviser the responsibility to manage and implement the day-to-day valuation of the Funds’ portfolio investments, in accordance with the Valuation Policies. In addition, the Board has designated the Adviser as the valuation designee (the “Valuation Designee”) pursuant to Rule 2a-5 of the Investment Company Act of 1940, as amended (the “1940 Act”), to make fair value determinations for all of the Funds’ investments for which market quotations
1
These include the Boards of Directors or Trustees of each of the Funds listed under Paragraph I on Exhibit A.
2
Reference in this Charter to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Committee at issue. No provision in this Charter is intended to impose any duty upon a particular Fund’s Committee with respect to any other Funds.

are not readily available (or are deemed unreliable). The Valuation Policies establish a framework and accountabilities for performing these functions, including those required of the Valuation Designee under Rule 2a-5.
In fulfilling their responsibilities under this Charter, it is recognized that members of the Committee are not employees of the Funds and, though one or more members of the Committee may be designated by the Committee as Audit Committee Financial Experts under the criteria detailed in Section D.2, they are not necessarily, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and the Committee and its members are not providing any expert or special assurance as to the Funds’ financial statements or any professional certification as to the independent auditors’ work. Absent actual knowledge to the contrary, each member of the Committee will be entitled to rely upon (1) the integrity of those persons and organizations within and outside the Funds from whom the Committee receives information; (2) the accuracy of the financial and other information provided to the Committee by such persons or organizations; and (3) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Funds.
The Committee will have access, as deemed necessary or appropriate by the Committee, to the applicable Funds’ trustees or directors, their independent auditors and Fund counsel and the executive and financial management of the Funds. The Committee may also seek to meet with internal audit staff of the Funds’ investment adviser, administrator or accounting agent. The Committee may meet with any such persons without the participation of any other representatives of Fund management.
C.
Meetings
The Committee will meet, in person, by telephone, or by other electronic means such as videoconference, at least twice each fiscal year of a Fund, and the chair of the Committee or a majority of the members may call telephonic or in-person special meetings of the Committee as circumstances require.3 In order to foster open communication, the Committee may meet privately in separate executive sessions with management and the independent auditors and as a committee to discuss any matters that the Committee, management or the independent auditors believe should be discussed separately.
3
In determining agendas for in-person versus telephonic meetings, the Committee may consider any factors it deems appropriate, which shall normally include (1) whether there is a legal requirement for approval at an in-person meeting, such as approval of auditors, (2) whether the subject matter involves a report by outside presenters that would be more effective if considered in person, (3) the need or desire for the Committee to approve a matter or take action within a certain time, and (4) whether it would be beneficial to consider a subject at a meeting that is the earliest to occur to allow the Committee an opportunity to request additional information at the following meeting.

A majority of the Committee’s members will constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting will determine any matter submitted to a vote. The Committee will keep minutes of its meetings, which will be available to the Board for its review.
D.
Committee Members; Audit Committee Financial Expert
1. Members. The members of the Committee are identified on Exhibit B to this Charter, as such Exhibit may be amended from time to time to reflect changes in Committee membership. At least annually, those Board members of the Funds who are not “interested persons” of the Funds (the “Non-Interested Directors/Trustees”), as that term is defined in Section 2(a)(19) of the 1940 Act, shall designate, by majority vote, three or more Board members to serve as members of the Committee, and shall designate one member of the Committee to serve as Chairperson of the Committee. No “interested person” of the Funds as defined in Section 2(a)(19) of the 1940 Act, may be a member of the Committee.

 2. Audit Committee Financial Expert. Unless the Board determines that no member of the Committee qualifies as an audit committee financial expert, the Board will identify one (or in the Board’s discretion, more than one) member of the Committee as an audit committee financial expert in accordance with the criteria set out below. The Committee is not required to have an audit committee financial expert.
•
To be identified as an audit committee financial expert, the Committee member must have the following attributes: (a) an understanding of generally accepted accounting principles (“GAAP”) and financial statements; (b) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Funds’ financial statements, or experience actively supervising one or more persons engaged in such activities; (d) an understanding of internal controls and procedures for financial reporting; and (e) an understanding of audit committee functions.
•
A Committee member may acquire the attributes required of an audit committee financial expert through any combination of the following: (a) education and experience as a public accountant or auditor, or a principal financial officer, controller, principal accounting officer of a company, or experience in one or more positions that involve the performance of similar functions; (b) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions, (c) experience overseeing or assessing the performance of companies or public accountants in the preparation, audit or evaluation of financial statements; or (d) other experience determined by the Board as relevant to the inquiry of whether the Committee member qualifies as an audit committee financial expert.

The attributes and experience required for identification as an audit committee financial expert under this Charter will be identical to, and are qualified in their entirety by, those set out in the rules of the Securities and Exchange Commission (“SEC”) in Form N-CSR. The identification of a Committee member as an audit committee financial expert does not impose on the member any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on Committee members in general.
E.
Pre-Approval of Services
1. Pre-Approval of Audit Services. The Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to a Fund by its independent auditors. The Committee will not grant such approval to any auditors that are proposed to perform an audit for a Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund or any other entity within the Voya investment company complex that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the 1-year period (or such other period acceptable under the SEC rules) preceding the date of initiation of such audit.
2. Pre-Approval of Non-Audit Services. The Committee must pre-approve any non-audit services to be provided to a Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions4) provided that a Fund’s auditors will not provide the following non-audit services to a Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.5
4
No pre-approval is required as to non-audit services provided to a Fund if: (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.
5
With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.

3. Pre-approval with respect to Non-Fund Entities. The Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of a Fund (except those within applicable de minimis statutory or regulatory exceptions6) to be provided by the Fund’s auditors to (a) the Fund’s investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to a Fund.7 The Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed promptly of each service, or use a combination of these approaches.
4. Delegation. The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Committee at its next scheduled meeting.
F.
Relationship with Auditors and Management
1. Auditor Qualifications. The Committee will, at least annually, review the qualifications of the Funds’ independent auditors.
•
The Committee will inquire as to whether the auditors are independent. This inquiry will take into consideration whether the auditors provide any consulting or other non-audit services to the Fund, its adviser and other entities in the Voya investment company complex and their potential effect on the issue of independence. The Committee will secure from Fund auditors an annual representation of the auditors’ independence under applicable standards of independence established from time to time by the SEC and other regulatory and professional authorities.
6
For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to a Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.
7
No pre-approval is required by the Committee as to non-audit services provided to: (a) the Fund’s sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund’s primary investment adviser; (b) another Fund in the Voya investment company complex (unless otherwise required to pre-approve services to such other Fund in accordance with this Charter), or (c) other entities within the Voya investment company complex that do not provide services to that Fund.

•
The Committee will review the fees charged by the auditors for audit and non-audit services and may make recommendations to the Board or the independent members of the Board with respect to the approval of audit and non-audit service fee estimates. As part of its review, the Committee will annually obtain from the independent auditors a summary of any non-audit services provided to the Fund and the Voya investment company complex and the fees billed for non-audit services to the Fund and other entities in the Voya investment company complex.
2. Rotation of Audit Partners. The Committee will seek assurances that any of the auditors’ personnel who serve as lead and concurring audit partners8 to a Fund are rotated every five years, followed by a five-year “time out” period, and that those who serve as audit partners (other than lead or concurring audit partners) are subject to a seven-year rotation period, with a two-year “time out” period. Audit partners may not serve other Funds in the Voya investment company complex during their “time out” periods.
3. Meetings with Auditors. The Committee will meet with the Funds’ independent auditors for the purposes set out below. The Committee may determine to conduct these meetings outside the presence of Fund management.
•
Prior to an audit, the Committee will review with auditors the arrangements for and scope of the annual audit and any special audits
•
At the conclusion of each audit, the Committee will review the audit with the independent auditors, including the auditors’ comments or recommendations and the form of opinion the auditors propose to render or have rendered to the Board and Fund shareholders. The Committee also will discuss with the auditors any matters of concern relating to the Funds’ financial statements, including adjustments to such statements recommended by the auditors or other results of the audit.
•
The Committee will receive from the auditors, at least annually and prior to filing each Fund’s annual report, the auditors’ report as to: (a) all critical accounting policies and practices to be used in preparing the annual report; (b) all alternative treatments within GAAP for policies and practices that have been discussed with Fund management, including ramifications of the use of such alternative disclosures and treatments and the treatments preferred by the independent auditors; (c) written communications between the auditors and Fund management that are material to the financial statements, such as any management letter or schedule of unadjusted differences; (d) a description of all non-audit services provided, including fees associated with the services, to the Voya investment company complex since the last annual report or update that were not subject to the pre-approval requirements as discussed above; and (e) any other matters of concern
8
“Audit Partner” means a member of a Fund’s audit engagement team who has decision-making responsibility for significant auditing, accounting and reporting matters that affect the Fund’s financial statements or who maintains regular contact with the Fund’s management and the Committee. The term includes lead and concurring partners and partners who provide more than 10 hours of audit, review or attest services in connection with the Fund’s financial statements.

relating to a Fund’s financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole. If these communications are not made within 90 days prior to the Funds’ annual filing, the Committee will receive from the independent auditors any reported updates to the information within 90 days prior to the Funds’ annual filing. The Committee may discuss these matters with management.
•
The Committee from time to time will discuss with auditors the adequacy and effectiveness of internal controls and procedures for each Fund and the quality of staff implementing those controls and procedures. The Committee will consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s compliance with these policies and controls and will make recommendations to the Board with respect to any further actions necessary or desirable in response to such auditor comments.
•
The Committee will meet with Fund auditors for such other purposes as the Committee may deem necessary or appropriate.
4.
Discussions with Management. The Committee may, as deemed necessary or appropriate by the Committee, discuss with management the following: (1) unusual accounting issues; (2) the nature of any unusual or significant commitments or contingent liabilities; (3) any significant difference in format or disclosure from that adopted by other investment companies; (4) the procedures and controls of management, including the adequacy and effectiveness of internal controls and procedures and the quality of staff implementing those controls and procedures; (5) if the Fund’s investment adviser has internal audit staff, the staff’s objectives and resources; and (6) such other matters as the Committee deems appropriate.
5.
Changes in Accounting Principles or Practices. The Committee will consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the independent auditors. The Committee may consider whether proposed changes will have a significant effect on the amounts reported for a current year or may have an effect in the future, management’s and the independent auditors’ concurrence with the change and management’s or the auditors’ underlying rationale for the change. The Committee will discuss with management and the independent auditors the significance and potential effect of any changes in accounting policies proposed by the independent auditors or by management.
6.
Illegal Acts and Other Matters. As necessary the Committee will review with the independent auditors and management any “illegal act,” as defined in Section 10A of the Securities Exchange Act of 1934 and required by that statute to be reported to the Committee and any other significant issues reported to the Committee that could have a material effect on a Fund’s financial statements. The Committee will seek assurances from management that appropriate remedial actions are taken with respect to any such illegal act identified by the independent auditors. The Committee also may review with management and the independent auditors any compliance matter and any comments or criticisms that the staff of the SEC brought to the attention of the Committee or management, and may develop a recommendation to management.9 The Committee will report all such matters to the full Board no later than the next regular meeting of the Board. The Committee shall have the authority to retain special counsel and other experts or consultants at the expense of the appropriate Funds.
7.
Receive Certifying Officers’ Reports. The Committee will receive, in accordance with regulations adopted by the SEC, reports from each Fund’s principal executive officer and principal financial officer, based on their periodic evaluations, regarding: (a) significant deficiencies in the design or operation of internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data; (b) material weaknesses in internal controls; and (c) fraud, whether or not material, that involves management or other employees who have a significant role in the Fund’s internal controls.
G.
Valuation Procedures
1.
Oversee the Valuation Designee. The Committee will oversee fair value determinations performed by the Valuation Designee and, in connection therewith, it will receive and review the reports and notifications required to be provided to the Board by the Valuation Designee pursuant to Rule 2a-5 under the 1940 Act.
2.
Review Valuation Policies. The Committee will review periodically the Valuation Policies used to value the Funds’ portfolio securities and approve any material amendments thereto.
H.
Other
1.
Review Charter. The Committee will review this Charter (including any addendum to the Charter, if applicable) at least annually and will make recommendations with respect to any amendment or supplement to the Charter it determines to be necessary or desirable.
2.
Periodic Review. The Committee will receive and review periodic reports under the Funds’ whistleblower procedures and regarding the services provided by any custodian, transfer agent, securities lending agent, and pricing vendor.
9
The Committee may make recommendations to management with respect to any illegal act, significant matter or compliance matter, and its recommendations are not limited to matters related only to accounting and financial reporting.

3.
Oversee Certain Service Provide Agreements. The Committee will perform oversight functions pertaining to new agreements, and material modifications to existing agreements for securities lending, transfer agency, sub-accounting, and custodian services.
4.
Counsel Reports. If the Board has not established a qualified legal compliance committee, the Committee will receive and investigate reports of counsel required to be submitted to it by the rules of the SEC that establish standards of professional conduct for attorneys practicing before the SEC.
5.
Amendments. If the Audit Committee is composed of all of the members of the Board who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act, the Committee may amend this Charter by vote of a majority of Committee members. If the Audit Committee is composed of fewer than all of the members of the Board who are not “interested persons,” the Committee will recommend any amendment to the full Board, and the Board may amend this Charter by a vote of a majority of its members who are not “interested persons.”
6.
Board Communications. At least annually, the Committee will report to the Board a summary of its activities, conclusions and recommendations, unless the Committee is comprised of all of the Non-Interested Directors/Trustees.
7.
Records. A copy of this Charter will be maintained by the Funds in an easily accessible place.
ADDENDUM
to the
AUDIT COMMITTEE CHARTER
with respect to
CLOSED-END FUNDS
As an issuer listed on the New York Stock Exchange (“NYSE”), the Closed-End Funds (each, a “Fund”) must comply with the rules and regulations of the NYSE, which include, among other things, standards for audit committees of listed issuers. Therefore, the Board of Trustees of each Fund (each, a “Board”) has adopted this Addendum (“Addendum”) to the Voya funds Audit Committee Charter (the “Charter”). This Addendum sets forth additional requirements for the Audit Committee (the “Committee”) of each Fund. The other terms and provisions of the Charter remain applicable to each Fund, as modified or supplemented by this Addendum.
A.
Purpose of the Committee
In addition to the purpose of the Committee set out in paragraph B of the Charter, the Committee will serve the following purposes: (1) to assist Board oversight of (a) the integrity of the Fund’s financial statements; (b) the Fund’s compliance with legal and regulatory requirements; (c) the independent auditors’ qualifications and independence; and (d) the performance of (i) the internal audit staff that services Voya Investments, LLC (the investment adviser to each Fund) and its relevant related affiliated entities and (ii) the independent auditors; and (2) to prepare the report that SEC rules require be included in the Fund’s annual proxy statement.
The Committee will have the authority to engage, on the Fund’s behalf, outside independent counsel and other advisers as it deems necessary to carry out its duties. The Committee will determine the appropriate levels of funding for payment of (a) compensation of the independent auditors; (b) compensation of any advisors employed by the Committee under the Charter; and (c) ordinary administrative expenses of the Committee necessary or appropriate in carrying out its duties under the Charter.
B.
Qualifications of Committee Members
1.
Independence. The Committee will have at least three members. Each such member shall not be an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) and shall satisfy applicable independence standards established by the NYSE, except for any such independence standards which the NYSE has indicated need not apply with respect to closed-end investment companies that are registered under the 1940 Act.
2.
Compensation. The only compensation a Committee member may receive from the Fund is directors’ or trustees’ fees, provided that a Committee member who is a former employee of the Fund or its investment adviser may receive deferred compensation if the deferred compensation is not contingent on continued service.
3.
Financial Literacy. Each Committee member will be financially literate, as such qualification is determined by the Board in its business judgment (or shall become financially literate within a reasonable period of time after his or her appointment to the Committee). At least one Committee member shall have accounting or related financial management expertise, as such qualification is determined by the Board in its business judgment.
C.
Relationship with Independent Auditors
1.
Selection and Termination of Independent Auditors. The Committee will be responsible for the oversight of the work of the independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each independent auditor will report directly to the Committee. The Committee has the ultimate authority and responsibility to appoint and, when appropriate, replace the independent auditors, and, if applicable, to nominate the independent auditors to be proposed for shareholder ratification in any proxy statement. The Committee will set clear hiring policies for employees or former employees of the independent auditors.

The Committee will also be responsible for determining auditor compensation. The Committee will recommend the selection of the independent auditors for ratification by the vote of a majority of all of the Fund’s independent trustees in accordance with Section 32(a) of the 1940 Act.
2.
Significant Non-Audit Relationships. The Committee will have sole authority to approve any significant non-audit relationships with the Fund’s independent auditors.
3.
Rotation of Auditors. In addition to assuring that the lead, concurring and other audit partners are rotated in accordance with paragraph F(2) of the Charter and as required by law, the Committee will consider whether there should be a regular rotation of the Fund’s independent auditing firm.
4.
Annual Auditors’ Report. At least annually, the Committee will obtain and review a report by the independent auditors describing: (a) the auditors’ internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits of any issuer carried out by the auditors, and any steps taken to deal with any such issues; and (c) all relationships between the independent auditors and the Funds, for purposes of assessing the auditors’ independence. The Committee also will consider any reports or communications (and management’s responses to such reports or communications) submitted by the independent auditors required by or referred to in PCAOB Auditing Standard No. 16 as may be modified or supplemented.
D.
Discussions with Auditors and Management
1.
Financial Statements. The Committee will discuss the annual audited financial statements with management and the independent auditors, including the Funds’ disclosures under “Management’s Discussion of Fund Performance.” The Committee will discuss the semiannual unaudited financial statements with management, including, if applicable, disclosures under “Management’s Discussion of Fund Performance” in such semiannual reports.
2.
Press Releases and Other Information. The Committee will discuss with management earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, in accordance with NYSE rules and related commentary.
3.
Risk Management. The Committee will discuss with management and the independent auditors’ policies with respect to risk assessment and risk management. The Committee will report any material risks of a type not previously reviewed by the Board identified during such discussions to the Board.

4.
Ongoing Dialogue. The Committee periodically will meet with management, with any internal audit staff of the Fund and with the independent auditors. The Committee will review with the independent auditor any audit problems or difficulties and management’s response.
E.
Other
1.
Establishment of Procedures. The Committee will establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Funds’ adviser and its affiliated entities that provide services to the Funds of concerns regarding questionable accounting, internal control or auditing matters that relate to the Funds.
2.
Self-Evaluation. The Committee, on an annual basis, must evaluate its performance with respect to its duties and responsibilities.
3.
Reporting. The Committee will approve the content of any report the substance of which is required by the rules of the SEC to be included in the proxy statement for the Fund.
4.
Board Communications. The Committee will periodically report to the Board.
Exhibit A
Funds Under the Direction of the Voya Funds Board
VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND
VOYA BALANCED PORTFOLIO, INC.
VOYA CREDIT INCOME FUND
VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND
VOYA EQUITY TRUST
VOYA FUNDS TRUST
VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
VOYA GOVERNMENT MONEY MARKET PORTFOLIO
VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND
VOYA INTERMEDIATE BOND PORTFOLIO
VOYA INVESTORS TRUST
VOYA MUTUAL FUNDS
VOYA PARTNERS, INC.
VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATION PORTFOLIOS, INC.
VOYA VARIABLE FUNDS
VOYA VARIABLE INSURANCE TRUST
VOYA VARIABLE PORTFOLIOS, INC.
VOYA VARIABLE PRODUCTS TRUST
Exhibit B
List of Audit Committee Members
Colleen D. Baldwin
Non-Interested Director/Trustee
Martin J. Gavin
Non-Interested Director/Trustee and Chairperson
Joseph E. Obermeyer
Non-Interested Director/Trustee

Appendix J: Charter of the Voya Funds Nominating and Governance Committee
I. Adoption and Amendment of Charter. The Boards of Directors and Trustees (the “Board” or “Directors”) of the Voya funds (the “Funds”) hereby adopt this amended and restated Nominating and Governance Committee Charter for the Nominating and Governance Committee (the “Committee”) of the Board. This Charter sets forth the Committee’s purposes, duties and certain procedures regarding its operations. Nothing herein is intended to increase the duties of the Committee members with respect to such matters beyond the duties established by applicable laws and under each Fund’s charter documents. This charter may be amended by a majority vote of the Board.
II. Membership. At least annually, those Board members of the Funds who are not “interested persons” of the Fund (the “Independent Board Members”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), shall designate, by a majority vote, four or more Directors to serve as Committee members and shall designate one such member as Chairperson of the Committee. There shall be no limit on the number of annual terms that a Board member can serve as a Committee member or as Chairperson of the Committee.
III. Purposes. The primary purposes of the Committee shall be as follows:
(1) to identify and recommend for nomination candidates to serve as Board members who are not “interested persons” of the Funds, as defined by the 1940 Act, and, with assistance from legal counsel or others, take reasonable steps to ascertain that such candidates are not subject to any material conflicts of interest;
(2) to evaluate and make recommendations to the Board regarding potential Board candidates who are “interested persons” of the Funds (“Interested Persons”) as that term is defined by the 1940 Act;
(3) to review annually the collective workload and capabilities of Independent Board Members and, as the Committee deems appropriate, to make annual recommendations to the Board regarding the size, membership and chairpersons of such committees;
(4) to monitor regulatory and other developments to determine whether to recommend modifications to the duties assigned to various committees, the creation of additional committees or changes to other Director policies and procedures in light of rule changes and reports concerning “best practices” in corporate governance;
(5) to administer a periodic study of compensation for Independent Board Members in concert with such third-party assistance as the Committee deems appropriate, to review at least annually the compensation of the Independent Board Members and to report its annual review findings to the Board, including any recommended changes regarding such compensation for the consideration by the Board;

(6) to oversee the Board’s annual self-evaluation process and, in this connection, to oversee and administer an annual discussion by Independent Board Members that evaluates the Board’s performance during the prior year and develops best practices and goals for the coming year with respect to the Board’s operations;
(7) to facilitate periodic reviews for the purpose of confirming that Independent Board Members are not Interested Persons of the Funds as defined by the 1940 Act, and to facilitate initial training of new Directors and ongoing training of existing Directors regarding relevant independence guidelines applicable to Independent Board Members;
(8) to develop annually (with assistance from management) a meeting calendar for the Board and its committees;
(9) to (a) administer the periodic dissemination of information to Independent Board Members regarding opportunities for attendance at relevant training sessions and seminars (collectively, “conferences”) for investment company independent board members, (b) maintain a list of conferences attended by Independent Board Members, and (c) coordinate the distribution of useful conference materials or summaries to all Independent Board Members by attendees at such sessions;
(10) to receive reports at least annually and make recommendations to the Board regarding insurance and fidelity bond coverage relating to the Funds and their Directors and officers; and
(11) to perform such other duties as may from time to time be assigned to the Committee by the Board or by the Board Chairperson.
IV. Certain Committee Operations.
As necessary or appropriate to carry out its duties pursuant to Section III.(1) above, the Committee shall recommend to the Board one or more candidates for Board membership, based on its research of the people suggested to it or identified by it as potential candidates. Potential candidate names may be accepted from Board members, Fund shareholders, legal counsel to the Independent Board Members or such other sources as the Committee deems appropriate. If the Committee becomes aware of more than one potential candidate, it shall attempt to rank such candidates in terms of overall suitability for Board membership.
As necessary or appropriate to carry out its duties pursuant to Section III.(2) above, the Committee shall evaluate those Interested Persons who are proposed by management of the Funds to serve as Board members and make recommendations to the Board regarding such proposed nominees. The Committee shall review such information as it deems appropriate in order to make this evaluation. At its option, the Committee also can seek to interview any such potential nominee.
As necessary or appropriate to carry out its duties pursuant to Sections III.(1) and III.(2) above in the event of a proposed acquisition of a fund group by Voya funds (or a consolidation of a fund group with the Voya funds), the Committee will investigate the proposal and determine whether to recommend to the Board that any of such fund group’s board members be added to the Board. The Committee shall review the backgrounds of such fund group’s board members and evaluate them in terms of suitability and compatibility for the Board’s consideration.
As necessary or appropriate to carry out its duties pursuant to Sections III.(1) and III.(2) above, the Committee will recommend Board nominees in connection with annual or special shareholder meetings of the Funds at which persons are to be proposed for election to the Board. Other than actions described above with regard to a fund acquisition, such recommendations are expected to take place primarily in the context of any Fund that, due to its listing on a national exchange, is required to have annual shareholders meetings at which Board members are elected. Absent circumstances warranting different action, the Board expects that such nominations shall be made in a manner designed to maintain common Board membership with the other Funds.
As necessary or appropriate to carry out its duties pursuant to Sections III.(3) and III.(4) above, the Committee has the primary responsibility for recommending action to the Board if it identifies concerns that relate to the Board’s size, composition, committee structure or governance processes, or the number of Funds under the Board’s jurisdiction. Such concerns could arise from annual or other reviews and evaluations by the Independent Board Members of the Board’s performance, efficiency and effectiveness. Action by the Committee in this context normally will be commenced with the concurrence of, and shall be reported to, the other Independent Board Members, if any, who are not members of the Committee.
Prior to conveying any recommendations contemplated by this Charter to the Board, the Committee shall consult with the other Independent Board Members, if any, who are not members of the Committee, regarding such recommendations and articulate the basis for its proposed recommendations.
V. Criteria for Selecting Nominees.
In connection with its duties pursuant to Section III.(1) above, the Committee shall nominate candidates for new or vacant Board positions based on its evaluation of which applicants or potential candidates are most qualified to serve and protect the interests of each Fund’s shareholders and to promote the effective operations of the Board. In order for the Committee to consider an applicant or potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) prior and current business, professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance (collectively, “Preliminary Information”).

A successful candidate must qualify as an Independent Board Member under the 1940 Act and should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness. Thus, depending on the Committee’s perception of Board needs at any given time, the Committee can rate certain qualities higher than others when considering potential candidates for a particular Board vacancy or new position. For example, the Committee might determine to assign special weight to the presence of particular skills, such as financial, accounting, investment management or legal experience, or to particular characteristics necessary to maintain an appropriately diverse Board membership.
VI. Submissions by Shareholders of Potential Nominees.
The Committee shall consider potential candidates for nomination identified by one or more shareholders of a Fund. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order to be considered by the Committee, any shareholder recommendation must include the Preliminary Information set forth in Section V above.
Following an initial evaluation by the Committee based on the Preliminary Information, a successful candidate proposed by a shareholder must:
(1) demonstrate the integrity, experience, sound business judgment, talents and commitment necessary to fulfill the fiduciary duties inherent in Board membership and to add value to the Board’s performance of its duties;
(2) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Board Member under the 1940 Act or otherwise have material relationships with key service providers to the Funds;
(3) submit character references and agree to appropriate background checks;
(4) demonstrate the disposition to act independently from management, but effectively within a Board composed of numerous members;
(5) be willing to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the candidate’s qualifications; and
(6) if nominated and elected, be able to prepare for and attend in person at least ten full days of Board and committee meetings annually at various locations in the United States.

VII. Meetings. The Committee shall meet periodically during the year and on an as-needed basis. Upon prior written or electronic notice, meetings may be called by the Chairperson of the Committee or by a majority of Committee members Meetings may be held in person or via teleconference or similar electronic means. A majority of Committee members shall constitute a quorum. The Committee shall maintain minutes of its meetings.
VIII. Duties of the Committee Chairperson. The Committee chairperson shall: (1) schedule meetings to take place at such times and frequency as he or she deems appropriate; (2) establish the agenda for each such meeting, with such input and assistance from management and other Committee members as the Chairperson deems appropriate; (3) serve as chairperson of such meetings; and (4) perform such other duties as the Board or Committee deem appropriate. The Chairperson can delegate to one or more other Committee members one or more of such duties as he or she deems appropriate.
IX. Access to Legal Counsel, Experts and Consultants. The Committee is authorized to retain the services of outside service providers (such as executive search firms, consultants or legal counsel) to assist it in performing the foregoing duties, and the reasonable costs of such service providers shall be borne by the Funds.
Dated: Adopted initially on February 2005, as last amended on May 23, 2019.

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VOYA CCE-PRX-0526

VOYA FUNDS

PO Box 43131

Providence, RI 02940-3131

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PROXY	VOYA FUNDS
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 13, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Joanne F. Osberg or Todd Modic, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of the Fund(s) listed on the reverse side which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund(s) to be held virtually at the following Website: www.meetnow.global/MJGJWQ9 on July 13, 2023 at 1:00 p.m. MST, and any adjournment(s) or postponement(s) thereof. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting. Please refer to the Proxy Statement for a discussion of these matters.

If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast "FOR" the nominees for Trustee (Proposal 1).

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FUNDS	FUNDS	FUNDS
Voya Asia Pacific High Dividend Equity Income Fund	Voya Emerging Markets High Dividend Equity Fund	Voya Global Advantage and Premium Opportunity Fund
Voya Global Equity Dividend and Premium Opportunity Fund	Voya Infrastructure, Industrials and Materials Fund

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	01. Martin J. Gavin	02. Joseph E. Obermeyer
		FOR	WITHHOLD	FOR ALL
		ALL	ALL	EXCEPT
01	Voya Asia Pacific High Dividend Equity Income Fund			
02	Voya Emerging Markets High Dividend Equity Fund			
03	Voya Global Advantage and Premium Opportunity Fund			
04	Voya Global Equity Dividend and Premium Opportunity Fund			
05	Voya Infrastructure, Industrials and Materials Fund			

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